UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported:  February 3, 2011)

Innophos Holdings, Inc.
(Exact name of Registrant as specified in its their Charter)

Delaware (States or other jurisdictions of incorporation)	001-33124 (Commission File Numbers)	20-1380758 (IRS Employer Identification Nos.)

259 Prospect Plains Road
Cranbury, New Jersey 08512
(Address of Principal Executive Office, including Zip Code)

(609) 495-2495
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Items.

On February 3, 2011, the Registrant issued a press release concerning production capacity expansions of specialty phosphate ingredients for food and beverage markets at three of its facilities, Port Maitland, Ontario, Chicago Heights, Illinois, and Nashville, Tennessee.  The press release is filed as Exhibit 99.1 to this current report, and the text of the release is herein incorporated by reference in response to this item.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are filed with this report:

(d) Exhibit No.	Description

99.1	Press Release dated February 3, 2011

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on their behalf by the undersigned, hereunto duly authorized.

INNOPHOS HOLDINGS, INC.

By: /s/ Mark Feuerbach
Name: Mark Feuerbach Title: Vice President, Treasury/Financial Planning & Analysis

Dated: February 3, 2011